STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made and entered into as of February 17, 2016 by and between Ekaterina Diumina, (hereinafter referred to as the "Purchaser"), and Manhor Singh Bansal (hereinafter referred to as the "Seller") who is the record and beneficial owner of shares of capital stock of Orbis Corporation a Nevada corporation (the "Company").

W I T N E S S E T H:

WHEREAS, Seller owns 75,000,000 shares of common stock, par value $0.0001 per share ("Common Stock"), of Orbis Corporation, a Nevada corporation (the "Company"); and

WHEREAS, Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller, 25,000,000 shares of Common Stock (the "Shares"), on and subject to the terms of this Agreement;

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Purchaser and Seller hereby agree as follows:

1)	Sale of the Shares. Subject to the terms and conditions of this Agreement, and in reliance upon the representations, warranties, covenants and agreements contained in this Agreement, Seller agrees to sell the Shares to Purchaser, and Purchaser agrees to purchase the Shares from Seller, for a purchase price of Two Thousand Five Hundred Dollars ($2,500.00) or $0.0001 per share (the "Purchase Price").

2)	Closing.

a)	Subject to the satisfaction or waiver of the conditions to closing as set forth in Section 6, the purchase and sale of the Shares shall take place at a closing (the "Closing"), as determined by Purchaser and Seller, on the agreed date of February 29, 2016, and at a location as the parties shall mutually agree, or via the delivery of documents and other items electronically, as the parties shall mutually agree. In the event that the conditions to closing as set forth in Section 6 are not satisfied as of the date set forth in the immediately preceding sentence, the Closing shall occur on the first Business Day following the date that all of the conditions to closing as set forth in Section 6 are, and remain, satisfied. "Business Day" means any day that is not a Saturday, Sunday or other day on which banking institutions in Nevada are authorized or required by law or executive order to close. The date that the Closing occurs is the "Closing Date".

b)	At the Closing:

	i)	Seller shall deliver to Purchaser a certificate (or certificates) for the Shares, with medallion guarantees, notarization and/or other similar certification; and

	ii)	Purchaser shall pay to Seller the Purchase Price for the Shares via wire transfer of immediately available funds to an account as designated by Seller.

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c)	At the Closing, and at any time thereafter, the parties shall duly execute, acknowledge and deliver all such further assignments, conveyances, instruments and documents, and shall take such other action consistent with the terms of this Agreement to carry out the transactions contemplated by this Agreement.

3)	Representations and Warranties of Purchaser. Purchaser hereby makes the following representations and warranties to Seller:

a)	Purchaser has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by Purchaser in connection with the execution and performance by Purchaser of this Agreement or the execution and performance by Purchaser of any agreements, instruments or other obligations entered into in connection with this Agreement.

b)	This Agreement has been duly executed and delivered by Purchaser, and, assuming that this Agreement constitutes the legal, valid and binding obligation of Seller, constitutes the legal, valid, and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms except to the extent that the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (b) general principles of equity.

c)	Purchaser is purchasing the Shares for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof in violation of applicable federal or state securities laws. Purchaser acknowledges that the sale of the Shares hereunder has not been registered under the Securities Act or any state securities laws, and that the Shares may not be sold, transferred, offered for sale, pledged, hypothecated, or otherwise disposed of without registration under the Securities Act, pursuant to an exemption from the Securities Act or in a transaction not subject thereto. Purchaser understands that an investment in the Shares is a speculative investment which involves a high degree of risk and the potential loss of Purchaser's entire investment. Purchaser understands that no public market now exists for the Shares, and that neither Seller nor the Company has made any assurances that a public market will ever exist for the Shares.

d)	No broker, finder or similar intermediary has acted for or on behalf of Purchaser in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement with Purchaser or any action taken by it.

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4)	Representations and Warranties of Seller. Seller hereby makes the following representations and warranties to Purchaser:

	a)	Seller owns the Shares free and clear of any and all liens, claims, encumbrances, and preemptive rights, right of first refusal and adverse interests of any kind.

	b)	Seller has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and otherwise to carry out Seller's obligations hereunder. No consent, approval or agreement of any individual or entity is required to be obtained by Seller in connection with the execution and performance by Seller of this Agreement or the execution and performance by Seller of any agreements, instruments or other obligations entered into in connection with this Agreement.

	c)	This Agreement has been duly executed and delivered by Seller, and, assuming that this Agreement constitutes the legal, valid and binding obligation of Purchaser, constitutes the legal, valid, and binding obligation of Seller, enforceable against Seller in accordance with its terms except to the extent that the enforceability thereof may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws of general application affecting enforcement of creditors' rights generally and (b) general principles of equity.

	d)	To Seller's knowledge, there is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending or threatened before any agency, court or tribunal, foreign or domestic, against Seller or any of Seller's properties. There is no judgment, decree or order against Seller that could prevent, enjoin, alter or delay any of the transactions contemplated by this Agreement.

	e)	There are no material claims, actions, suits, proceedings, inquiries, labor disputes or investigations pending or, to Seller's knowledge, threatened against Seller or any of its assets, at law or in equity or by or before any governmental entity or in arbitration or mediation. No bankruptcy, receivership or debtor relief proceedings are pending or, to Seller's knowledge, threatened against Seller.

	f)	Seller has complied with in all material respects, is not in violation of in any material respect, and has not received any notices of violation with respect to, any federal, state, local or foreign Law, judgment, decree, injunction or order, applicable to it, the conduct of its business, or the ownership or operation of its business. References in this Agreement to "Laws" shall refer to any laws, rules or regulations of any federal, state or local government or any governmental or quasi-governmental agency, bureau, commission, instrumentality or judicial body (including, without limitation, any federal or state securities law, regulation, rule or administrative order).

	g)	Seller undertakes to pay forthwith all necessary expenses entered into in connection with this Agreement with respect to required filing with the Securities and Exchange Commission.

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5)	Termination.

	a)	This Agreement may be terminated:

		i)	At any time by mutual consent of the parties hereto, provided that such consent to terminate is in writing and is signed by both of the parties hereto;

		ii)	At the election of either Purchaser or Seller if the Closing Date shall not have occurred on or before February 29, 2016 (the "Termination Date"); provided, however, that the terminating party is not in material breach of any representation, warranty, covenant or other agreement contained herein at the time of such termination;

		iii)	By Purchaser (but only if Purchaser is not in material breach of its representations, warranties, covenants or agreements under this Agreement so as to cause any of the conditions set forth in Section 6 not to be satisfied), upon written notice to Seller, if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of Seller contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 6 not to be satisfied, and such violation, breach or inaccuracy has not been waived by Purchaser or cured by Seller, as applicable, within five (5) Business Days after receipt by Seller of written notice thereof from Purchaser or is not reasonably capable of being cured prior to the Termination Date;

		iv)	By Seller (but only if Seller is not in material breach of its representations, warranties, covenants or agreements under this Agreement so as to cause any of the conditions set forth in Section 6 not to be satisfied), upon written notice to Purchaser, if there has been a material violation, breach or inaccuracy of any representation, warranty, covenant or agreement of Purchaser contained in this Agreement, which violation, breach or inaccuracy would cause any of the conditions set forth in Section 6 not to be satisfied, and such violation, breach or inaccuracy has not been waived by Seller or cured by Purchaser, as applicable, within five (5) Business Days after receipt by Purchaser of written notice thereof from Seller or is not reasonably capable of being cured prior to the Termination Date; or

		v)	By either party if a court of competent jurisdiction or other means any nation or government, any state, province, supranational authority or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administration functions of or pertaining to government, or any government authority, quasi-governmental authority, agency, department, board, tribunal, commission or instrumentality of the United States, any foreign government or supranational authority, any state of the United States, or any municipality or other political subdivision thereof, and any court, tribunal or arbitrator(s) of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (each, a "Governmental Authority") shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated under this Agreement and such order or action shall have become final and nonappealable.

	b)	If this Agreement is terminated by the parties in accordance with Section 5(a) hereof, this Agreement shall become void and of no further force and effect with no liability to any person on the part of any party hereto (or any officer, agent, employee, direct or indirect holder of any equity interest or securities, or affiliates of any party hereto); provided, however, nothing herein shall relieve any party from any liability for fraud or any willful and material breach of the provisions of this Agreement prior to the termination of this Agreement, and, for the avoidance of doubt, the provisions of Section 7 and the provisions as required thereunder, shall survive any such termination.

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6)	Conditions Precedent to Closing.

	a)	The obligations of Purchaser to effect the transactions contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing Date, and the continued satisfaction or validity of such conditions on the Closing Date, of all of the following conditions, any one or more of which may be waived by Purchaser:

		i)	Each of the representations and warranties of Seller contained herein shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date;

		ii)	Seller shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed and complied with by Seller prior to or on the Closing Date; and

		iii)	On the Closing Date, there shall exist no injunction or other order issued by any Governmental Authority or court of competent jurisdiction which prohibits the consummation of the transactions contemplated under this Agreement.

	b)	The obligations of Seller to effect the transactions contemplated by this Agreement shall be subject to the satisfaction, at or prior to the Closing Date, and the continued satisfaction or validity of such conditions on the Closing Date, of all of the following conditions, any one or more of which may be waived by Seller:

		i)	Each of the representations and warranties of Purchase contained herein shall be true and correct on and as of the Closing Date with the same effect as though the same had been made on and as of such date;

		ii)	Purchaser shall have performed and complied in all material respects with all agreements and covenants required by this Agreement to be performed and complied with by Purchaser prior to or on the Closing Date; and

		iii)	On the Closing Date, there shall exist no injunction or other order issued by any Governmental Authority or court of competent jurisdiction which prohibits the consummation of the transactions contemplated under this Agreement.

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7)	Miscellaneous.

	a)	Entire Agreement. This Agreement constitutes the entire agreement of the parties, superseding and terminating any and all prior or contemporaneous oral and written agreements, understandings or letters of intent between or among the parties with respect to the subject matter of this Agreement. No part of this Agreement may be modified or amended, nor may any right be waived, except by a written instrument which expressly refers to this Agreement, states that it is a modification or amendment of this Agreement and is signed by the parties to this Agreement, or, in the case of waiver, by the party granting the waiver. No course of conduct or dealing or trade usage or custom and no course of performance shall be relied on or referred to by any party to contradict, explain or supplement any provision of this Agreement, it being acknowledged by the parties to this Agreement that this Agreement is intended to be, and is, the complete and exclusive statement of the Agreement with respect to its subject matter. Any waiver hereunder shall be in writing and shall be limited to the express terms thereof and shall not be construed as a waiver of any other provisions or the same provisions at any other time or under any other circumstances.

	b)	Severability. If any section, term or provision of this Agreement shall to any extent be held or determined to be invalid or unenforceable, the remaining sections, terms and provisions shall nevertheless continue in full force and effect.

	c)	Notices. All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or electronic mail, with return receipt requested and obtained, to the addresses of the parties as set forth below, and notices shall be deemed to have been received (i) one day after dispatch to an overnight courier, (ii) on the date of personal delivery, (iii) upon dispatch by facsimile, or (iv) upon receipt of confirmation of delivery by electronic mail.

If to Seller:

Manhor Singh Bansal
Address:	100 Pefferlaw Circle,
Brampton, Ontario,
L6Y 0L6 Canada
Facsimile:	289-752-6268
E-mail:	TBansal@OrbisCorporation.co.uk

If to Purchaser:

Ekaterina Diumina
Address:	Tovaricsheskiy pr-t,
32 corpus # 2,
App # 75,
Sankt-Peterburg, 193231 Russia
E-mail:	89214086228@list.ru

d)	Stock Splits & Dividends. If, following the Closing, any future shares are issued as a result of a forward split, the issuance of a stock dividend or by way of any other such corporate actions on the "Common Stock" or "Shares" described in this agreement, then all right, title, and interest of such shares as they relate to the Shares acquired by Purchaser shall belong to the "Purchaser" referred to in this agreement.

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e)	Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Florida applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law. Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement shall be brought in the federal or state courts located in the State of Florida, by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (ii) waives any defense that such court is not a convenient forum; and (iii) consents to any service of process made in the manner set forth in this Agreement (other than by telecopy) or by any other method of service permitted by law.

f)	Waiver of Jury Trial. Each party hereby expressly waives any right to a trial by jury in the event of any suit, action or proceeding to enforce this agreement or any other action or proceeding which may arise out of or in any way be connected with this Agreement or any of the other documents contemplated herein.

g)	Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof or were otherwise breached and that each party hereto shall be entitled to an injunction or injunctions, specific performance and other equitable relief to prevent breaches of the provisions hereof and to enforce specifically the terms and provisions hereof, without the proof of actual damages, in addition to any other remedy to which they are entitled at law or in equity. Each party agrees to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, and agrees that it will not oppose the granting of an injunction, specific performance or other equitable relief on the basis that (i) the other party has an adequate remedy at law, or (ii) an award of specific performance is not an appropriate remedy for any reason at law or equity.

h)	Parties to Pay Own Expenses. Each of the parties to this Agreement shall be responsible and liable for its own expenses incurred in connection with the preparation of this Agreement, the consummation of the transactions contemplated by this Agreement and related expenses, other than as set forth in Section 4(g).

i)	Conveyance Taxes. Purchaser shall be responsible for, and shall pay, any conveyance, sales, use, value added, transfer, stamp, registration, documentary, excise, gains, or similar taxes incurred as a result of the transactions contemplated by this Agreement.

j)	Successors; Etc. This Agreement shall be binding upon the parties and their respective heirs, executors, administrators, legal representatives, successors and assigns; provided, however, that neither party may assign this Agreement or any of its rights under this Agreement without the prior written consent of the other party which any such party may withhold in its absolute discretion. Nothing in this Agreement shall confer any rights, remedies or claims upon any person or entity not a party or a permitted assignee of a party to this Agreement.

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k)	Further Assurances. Each party to this Agreement agrees, without cost or expense to any other party, to deliver or cause to be delivered such other documents and instruments as may be reasonably requested by any other party to this Agreement in order to carry out more fully the provisions of, and to consummate the transaction contemplated by, this Agreement.

l)	Survival. The representations, warranties, covenants and agreements of the parties in this Agreement shall survive the Closing or any termination of this Agreement for a period of one (1) year from the date thereof.

m)	Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile of portable document format copies of the signature pages to this Agreement shall be considered originals for all purposes.

n)	Interpretation; No Strict Construction. The parties have jointly participated in the drafting and negotiation of this Agreement and if an ambiguity or question of interpretation should arise, this Agreement shall be construed as if drafted jointly by the parties thereto and no presumption of burden of proof shall arise favoring or burdening either party by virtue of the authorship of any provision in this Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties with the advice of counsel to express their mutual intent, and no rules of strict construction will be applied against any party.

o)	Headings. The headings and titles in this Agreement are inserted for convenience only and shall not constitute a part of this Agreement or affect the interpretation thereof.

[Remainder of page intentionally left blank. Signatures appear on following page.]

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In witness whereof, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

EKATERINA DIUMINA
PURCHASER:

/s/ Ekaterina Diumina

MANHOR SINGH BANSAL
SELLER:

/s/ Manhor Singh Bansal

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